Income Taxes	3 Months Ended
Mar. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 8. Income Taxes

The Company had income tax benefit of $0.9 million for the three-month period ended March 31, 2021 compared to income tax expenses of $0.2 million for the three-month period ended March 31, 2020. The Company’s effective tax rate as of March 31, 2021 was primarily impacted by the geographic mix of its earnings and losses, as well as a valuation allowance on losses of the Company's US subsidiaries.